UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___ )
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ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
(Name of Registrant as Specified in its Charter)

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PROXY STATEMENT
SOLICITATION AND REVOCABILITY OF PROXIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
265 Turner Drive
Durango, Colorado 81303
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON August 18, 2010
To Our Shareholders:
     The 2010 Annual Meeting of Shareholders of Rocky Mountain Chocolate Factory, Inc. will be held on Wednesday, August 18, 2010, at 10:00 a.m. (local time), at The Doubletree Hotel, 501 Camino Del Rio, Durango, Colorado 81301 for the following purposes:
1.	To elect six directors to serve until the fiscal 2011 Annual Meeting of Shareholders and until their respective successors are elected and qualified.

2.	To ratify the selection by the Audit Committee of the Board of Directors, of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent public accounting firm for the fiscal year ending February 28, 2011.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.
     Only holders of Common Stock of record at the close of business on July 1, 2010 will be entitled to notice of and to vote at the meeting or any adjournments thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on August 18, 2010.
This Proxy Statement and our Annual Report to Shareholders are available at:
www.edocumentview.com/RMCF
On or about July 9, 2010, we will mail our shareholders a notice containing instructions on how to access this Proxy Statement and our 2010 Annual Report to Shareholders via the Internet and vote online. The notice also provides instruction on how shareholders can request a paper copy of these documents and enroll in e-delivery to receive future proxy materials via email.
     Each shareholder, even though he or she now plans to attend the meeting, is requested to submit his or her Proxy as soon as possible. Any shareholder present at the meeting may withdraw his or her Proxy and vote personally on each matter brought before the meeting.

By order of the Board of Directors
/S/ Virginia M. Perez
Virginia M. Perez
Secretary

Durango, Colorado
June 28, 2010

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
265 Turner Drive
Durango, Colorado 81303
PROXY STATEMENT
Annual Meeting of Shareholders —August 18, 2010
SOLICITATION AND REVOCABILITY OF PROXIES
     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Rocky Mountain Chocolate Factory, Inc. (the “Company”) for use only at the Annual Meeting of the Company’s shareholders to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.
     Each shareholder, even though he or she now plans to attend the meeting, is requested to promptly submit his or her Proxy and voting instructions as soon as possible. Any shareholder present at the meeting may withdraw his or her Proxy and vote personally on each matter brought before the meeting.
     A Notice of Internet Availability of Proxy Materials, which includes instructions about how to access this proxy statement, our 2010 Annual Report to Shareholders and the proxy card, is first being sent out on or about July 9, 2010. A person giving his or her Proxy has the power to revoke it at any time before it is exercised by (1) delivering written notice of revocation to the Secretary of the Company (2) duly executing and delivering a Proxy for the Annual Meeting bearing a later date or (3) voting in person at the Annual Meeting.
     The Company will bear the cost of this solicitation of Proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of the Company’s Common Stock, par value $0.03 per share (the “Common Stock”). In addition, the Company’s officers, directors and other regular employees, without additional compensation, may solicit Proxies by mail, email, personal interview, telephone or telegraph.
VOTING SECURITIES
     The close of business on July 1, 2010 has been fixed as the record date for the determination of holders of record of the Common Stock entitled to notice of and to vote at the Annual Meeting. On the record date, approximately 6,030,938 shares of the Common Stock were outstanding and eligible to be voted at the Annual Meeting.
     For each share of Common Stock held on the record date, a shareholder is entitled to one vote on all matters to be voted on at the Annual Meeting, except the election of directors.
     Shareholders have cumulative voting rights in the election of directors, and there is no condition precedent to the exercise of those rights. Under cumulative voting, each shareholder is entitled to as many votes as shall equal the number of his or her shares multiplied by six, the number of directors to be elected, and he or she may cast all of those votes for a single nominee or divide them among any two or more nominees as he or she sees fit. It is the intention of the Proxy holders to exercise voting rights in order to elect the maximum number of nominees named below. An instruction on the Proxy to withhold authority to vote for any nominee will be deemed an authorization to vote cumulatively for the remaining nominees, unless otherwise indicated.
     With respect to the proposal for ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent registered public accounting firm, shareholders may vote “FOR,” “AGAINST” or “ABSTAIN.” If you vote your shares without providing specific instructions regarding this proposal, your shares will be voted “FOR” this proposal.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on August 18, 2010.
The proxy statement and the Company’s annual report on form 10-K are available on the internet at
www.edocumentview.com/RMCF.
VOTING PROCEDURES
     The vote required for the election of directors is a plurality of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote thereon, provided a quorum is present. The vote required for the ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent registered public accounting firm, and the approval of any other item to be acted upon at the Annual Meeting, is the affirmative vote of a majority of the shares entitled to vote on the matter and present or represented by proxy at the meeting, provided a quorum is present. A quorum is established by the presence or representation at the Annual Meeting of the holders of a majority of the Company’s voting shares. Brokers who hold shares in street name have discretionary authority to vote on certain “routine” items even if they have not received instructions from the persons entitled to vote such shares. However, brokers do not have authority to vote on “nonroutine” items without such instructions. Such “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the persons entitled to vote such shares) are counted as present and entitled to vote for purposes of determining whether a quorum is present but are not considered entitled to vote on any nonroutine matter to be acted upon. For matters requiring the affirmative vote of a plurality of the shares of Common Stock present or represented at the Annual Meeting, such as Proposal 1, broker non-votes would have no effect on the outcome of the vote. For matters requiring the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote, broker non-votes would not be counted as among the shares entitled to vote with respect to such matters. Thus, the effect of any broker non-votes with respect to such matters would be to reduce the number of affirmative votes required to approve the proposals and the number of negative votes required to block such approval.
     Shareholders are not entitled to any rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon at the Annual Meeting, because, pursuant to Colorado law, the matters to be acted upon do not give rise to any such dissenters’ rights.
     Shareholders may vote their proxy on the internet at www.investorvote.com/rmcf.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED
SHAREHOLDER MATTERS
     The following table sets forth information, as of May 21, 2010, with respect to the shares of Common Stock beneficially owned (i) by each person known to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) by each director or nominee for election as a director and each executive officer named in the Summary Compensation Table and (iii) by all current directors and executive officers of the Company as a group. As of May 21, 2010, 6,030,938 shares of Common Stock were outstanding.
     The number of shares beneficially owned includes shares of Common Stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days through the exercise of an option or through the conversion of another security. Except as noted, each beneficial owner has sole investment and voting power with respect to the Common Stock.
     Common Stock not outstanding that is subject to options or conversion privileges is deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by the person holding such options or conversion privileges, but is not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

	Amount and Nature
Name of Beneficial Owner	of Beneficial Ownership		Percent of Class
Franklin E. Crail*	692,829	(1)	11.49%
Donald W. Hodges	918,838	(5)	15.24%
First Dallas Holdings, Inc.	918,838	(5)	15.24%
Hodges Capital Management, Inc.	755,357	(5)	12.52%
Hodges Fund	600,000	(5)	9.95%
FMR LLC	592,774	(6)	9.83%
Clyde Wm. Engle*	6,648	(2)	0.67%
Bryan J. Merryman*	145,077	(3)	2.39%
Edward L. Dudley	92,649	(3)	1.52%
Gerald A. Kien*	70,934	(2)	1.17%
Lee N. Mortenson*	10,820	(2)	0.18%
Jay B. Haws	73,745	(3)	1.22%
Gregory L. Pope	134,023	(3)	2.18%
Scott G. Capdevielle*	5,456	(2)	0.09%
All executive officers and directors as a group (12 persons)	1,294,652	(4)	20.43%

*	Director

(1)	Mr. Crail’s address is the same as the Company’s address. Of the 692,829 shares indicated as being beneficially owned by Mr. Crail, 2,659 shares are owned beneficially by members of Mr. Crail’s immediate family. Mr. Crail disclaims beneficial ownership of the shares owned by his family members.

(2)	Includes shares that these directors have the right to acquire within 60 days through the exercise of options, or upon settlement of restricted stock units granted pursuant to the Company’s 2000 Nonqualified Stock Option Plan for Non-employee Directors (“Director’s Plan”) as follows: Mr. Mortenson’s 6,468 shares, Mr. Kien’s 6,468 shares, Mr. Engle’s 6,468 shares and Mr. Capdevielle’s 0 shares.

(3)	Includes shares that these named executive officers have the right to acquire within 60 days through the exercise of options granted, or the settlement of restricted stock units pursuant to the Company’s 1995 Stock Option Plan, the Company’s 2004 Stock Option Plan and the Company’s 2007 Equity Incentive Plan as follows: Mr. Dudley, 56,700 shares; Mr. Merryman, 52,655 shares; Mr. Haws, 37,765 shares; and Mr. Pope, 108,880 shares.

(4)	Includes 330,299 shares that named executive officers and directors as a group have the right to acquire within 60 days through the exercise of options, or settlement of restricted stock units granted pursuant to the Company’s 1995 Stock Option Plan, Director’s Plan; 2004 Stock Option Plan and the Company’s 2007 Equity Incentive Plan.

(5)	Based solely on the information contained in a filing on Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2010. Hodges Capital Management, Inc. reported beneficial ownership of 900,603 shares, which would be 14.93% of the class for purposes of this table, in a filing on Form 13F-HR, “Quarterly report filed by institutional managers, Holdings,” filed with the SEC for the calendar quarter ended March 31, 2010. The address of Hodges Capital Management, Inc. is 2905 Maple Ave., Dallas, Texas 75201.

(6)	Based solely on the information contained in a filing on Schedule 13G filed with the Securities and Exchange Commission on February 16, 2010. FMR LLC reported beneficial ownership of 559,902 shares, which would be 9.28% of the class for purposes of this table, in a filing on Form 13F-HR, “Quarterly report filed by institutional managers, Holdings,” filed with the SEC for the calendar quarter ended March 31, 2010. The address of FMR LLC, Inc. is 82 Devonshire Street, Boston, MA 02109.
PROPOSAL 1. ELECTION OF DIRECTORS
Nominees
     The Company’s Bylaws provide for no fewer than three or more than nine directors. The Board has previously fixed the current number of directors at six. Directors are elected for one year. Six directors will be elected at the Annual Meeting. All of the nominees are currently directors of the Company.
     Proxies will be voted, unless authority to vote is withheld by the shareholder, FOR the election of Messrs. Crail, Merryman, Kien, Mortenson, Engle and Capdevielle to serve until the 2011 Annual Meeting of Shareholders and until the election and qualification of their respective successors. If any such nominee shall be unable or shall fail to accept nomination or election by virtue of an unexpected occurrence, Proxies may be voted for such other person or persons as shall be determined by the Proxy holders in their discretion. Shareholders may not vote for more than six persons for election as directors at the Annual Meeting.
     Set forth below is certain information concerning each nominee for election as a director:

Name	Positions With Company	Age	Director Since
Franklin E. Crail	Chairman of the Board, Chief Executive Officer and President	68	1982
Bryan J. Merryman	Chief Operating Officer, Chief Financial Officer, Treasurer and Director	49	1999
Gerald A. Kien	Director	78	1995
Lee N. Mortenson	Director	74	1987
Clyde Wm. Engle	Director	67	2000
Scott G. Capdevielle	Director	44	2009
     The Board of Directors believes that our current directors, as a whole, provide the diversity of experience and skills necessary for a well-functioning board. All of our directors have substantial senior executive level experience. The Board of Directors values highly the ability of individual directors to contribute to a constructive board environment and the board believes that the current board members, collectively, perform in such a manner. Set forth below is a more complete description of each director’s background, professional experiences, qualifications and skills.

     Franklin E. Crail. Mr. Crail co-founded the first Rocky Mountain Chocolate Factory store in May 1981. Since the incorporation of the Company in November 1982, he has served as its President and a director, and, from September 1981 to January 2000 as its Treasurer. He was elected Chairman of the Board in March 1986. Prior to founding the Company, Mr. Crail was cofounder and President of CNI Data Processing, Inc., a software firm which developed automated billing systems for the cable television industry. As the chief executive officer of the Company and a director since 1982, Mr. Crail brings his extensive experience and knowledge of the Company, the industry, our customers and investment community to the Board of Directors.
     Bryan J. Merryman. Mr. Merryman joined the Company in December 1997 as Chief Financial Officer and Vice President — Finance. Mr. Merryman provides operational, financial and broad industry expertise to the Board of Directors. Since April 1999, Mr. Merryman has also served the Company as the Chief Operating Officer, as a director, and since January 2000 as the Company’s Treasurer. Prior to joining the Company, Mr. Merryman was a principal in Knightsbridge Holdings, Inc. (a leveraged buyout firm) from January 1997 to December 1997. Mr. Merryman also served as Chief Financial Officer of Super Shops, Inc., a retailer and manufacturer of aftermarket auto parts from July 1996 to November 1997 and was employed for more than eleven years by Deloitte and Touche LLP, most recently as a Senior Manager.
     Gerald A. Kien. Mr. Kien became a director in August 1995. He retired in 1995 from his positions as President and Chief Executive Officer of Remote Sensing Technologies, Inc., a subsidiary of Envirotest Systems, Inc., a company engaged in the development of instrumentation for vehicle emissions testing located in Tucson, Arizona. Mr. Kien has served as a director and as Chairman of the Executive Committee of Sun Electric Corporation since 1980 and as Chairman, President and Chief Executive Officer of Sun Electric until retirement in 1993. Mr. Kien brings his executive and board experience to the Board of Directors.
     Lee N. Mortenson. Mr. Mortenson has served on the Board of Directors of the Company since 1987. Mr. Mortenson has been engaged in consulting and investment activities since July 2000 and was a Managing Director of Kensington Partners, LLC (a private investment firm) from June 2001 to April 2006. Mr. Mortenson has been President and Chief Executive Officer of Newell Resources LLC since 2002 providing management consulting and investment services. Mr. Mortenson served as President, Chief Operating Officer and a director of Telco Capital Corporation of Chicago, Illinois from January 1984 to February 2000. Telco Capital Corporation was principally engaged in the manufacturing and real estate businesses. He was President, Chief Operating Officer and a director of Sunstates Corporation from December 1990 to February 2000. Sunstates Corporation was a company primarily engaged in real estate development and manufacturing. Mr. Mortenson was a director of Alba-Waldensian, Inc. from 1984 to July 1999, and also served as its President and Chief Executive Officer from February 1997 to July 1999. Alba was principally engaged in the manufacturing of apparel and medical products. Mr. Mortenson brings his investment expertise and broad industry experience to the Board of Directors.
     Clyde Wm. Engle. Mr. Engle has served as a director of the Company since January 2000 and previously from December 11, 1987 to August 25, 1995. Mr. Engle is Chairman of the Board of Directors and Chief Executive Officer of Sunstates Corporation and Chairman of the Board of Directors, President and Chief Executive Officer of Lincolnwood Bancorp, Inc., (formerly known as GSC Enterprises, Inc.). Mr. Engle brings governance, investment and strategic expertise to the Board of Directors.
     Scott G. Capdevielle. Mr. Capdevielle was appointed a director in June 2009. Mr. Capdevielle founded and has served as President, Chief Executive Officer and a member of the Board of Directors of Syndicom, Inc. from 2000 to present. Prior to founding Syndicom, Mr. Capdevielle was Chief Executive Officer and founder of Untv, Inc. from 1999-2000, a California corporation pioneering user generated web video and distribution on the World Wide Web. From 1995-1999, Mr. Capdevielle founded and held the position of Chief Technical Officer and a member of the Board of Directors of Andromedia Corporation which developed and sold web analytics software to Fortune 1000 companies prior to its sale to Macromedia, Inc. Mr. Capdevielle has been engaged in the software industry since 1993 and has served on several advisory boards and Board of Directors of technology companies from 1994 to present. He is currently a partner in Incas, LLC, a seed stage investment company focused in the medical device industry. Mr. Capdevielle brings operational, investment, strategic, technology and industry expertise to the Board of Directors.
Recommendation of the Board of Directors
     The Board of Directors unanimously recommends that the shareholders vote FOR the election of the six nominees named above.
Information Regarding Corporate Governance, the Board of Directors and Executive Officers
     Nasdaq Listing Rule 5605(b)(1) requires that a majority of the Board of Directors must be comprised of “independent directors” as defined in Nasdaq Listing Rule 5605(a)(2). The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson, Clyde Wm. Engle, and Scott G. Capdevielle are each “independent directors” under Nasdaq Listing Rule 5605(a)(2).

     During the last fiscal year, the Company’s Board of Directors held nine meetings. Each director attended 100% of the aggregate of (i) the total number of meetings of the Board of Directors held and (ii) the total number of meetings held by all committees of the Board on which he served, during the period he was a director, except that Mr. Kien attended 93% and Mr. Engle attended 50% of such meetings. The Company has no policy regarding directors attending the annual meeting. Mr. Crail and Mr. Merryman, the Company’s two employee-directors, attended last year’s annual meeting.
     No family relationships exist between any director or executive officer and any other director or executive officer of the Company.
     The Company has adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. In addition, in accordance with Nasdaq Listing Rule 5610, the Company has adopted a Code of Conduct applicable to all officers, directors and employees of the Company. The text of the Code of Ethics and the Code of Conduct is posted on the Company’s website at www.rmcf.com. If we waive, or implicitly waive, any material provision of the codes, or substantively amend the codes, we will disclose that fact on the Company’s website within four business days.
Board Leadership Structure and Role in the Oversight of Risk Management
     Since the Company was founded in 1981, we have employed a traditional board leadership model, with our chief executive officer also serving as chairman of the Board of Directors of the Company. We believe this traditional leadership structure benefits the Company. A combined chairman/CEO role helps provide strong, unified leadership for our management team and board of directors. Furthermore, our customers, suppliers and other business partners have always viewed the chairman/CEO of the Company as a visionary leader in our industry, and we believe that having a single leader for the Company is good for our business. Accordingly, we believe a combined chairman/CEO position is the best governance model for the Company and our shareholders at this time.
     The Company’s Audit Committee Charter provides that the Audit Committee is responsible for overseeing the Company’s financial reporting processes and systems of internal controls regarding finance and accounting and certain other risk management functions as are delegated to the Audit Committee by the Board of Directors. The Audit Committee provides a forum for communication among the Board of Directors, the independent auditors and the financial and senior management of the Company to facilitate open dialogue and promote effective risk management within the Company. In addition, the Audit Committee oversees the Company’s whistleblower/complaint procedures for accounting and auditing matters, which procedures provide that complaints or reports of suspected fraud, deficiencies or noncompliance relating to any accounting, internal controls or auditing matters should be promptly reported on an anonymous basis in writing to the chair of the Company’s Audit Committee. Similarly, under the Company’s code of ethics for senior financial officers, persons who become aware of suspected violations of the code of ethics are encouraged to report such suspected violations promptly to the chair of the Audit Committee. Under these policies, the Audit Committee monitors, investigates and makes determinations and recommendations for action to the Board of Directors as a whole with respect to suspected violations.
     The Board of Directors and its committees encourage management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations of the Company. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company and to address them in its planning process.
Committees and Meetings
     The Board of Directors has a standing Nominating Committee, Compensation Committee and Audit Committee.
Audit Committee: 5 meetings in Fiscal 2010

Current Members:	Lee N. Mortenson*
Gerald A. Kien*
Scott G. Capdevielle*

Responsibilities:	• Assists the full Board

• Oversight of the Company’s accounting and financial reporting principles and policies and internal controls and procedures

• Oversight of the Company’s financial statements and the independent audit thereof

• Selecting, evaluating and, where deemed appropriate, replacing the independent auditors; and

• Evaluating the independence of the independent auditors.

*	The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle are all “independent directors” under applicable Nasdaq and SEC rules applicable to Audit Committee members.
     The Board of Directors has determined that Lee N. Mortenson is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, and thus possesses “financial sophistication” as that term is defined by Nasdaq Listing Rule 5605(c)(2)(A). The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is available under Corporate Governance on the Investor Relations page of the Company’s website at www.rmcf.com.
     If the nominees identified above are elected to serve as directors for fiscal 2011, the 2011 Audit Committee will consist of: Lee N. Mortenson, Gerald A. Kien and Scott G. Capdevielle.
Compensation Committee: Did not meet in Fiscal 2010

Current Members:	Lee N. Mortenson*
Gerald A. Kien*
Scott G. Capdevielle*

Responsibilities:	• Assists the full Board

• Approving remuneration arrangements for the Company’s executive officers.

• Approving and administering grants of equity compensation awards to the Company’s directors

• Approving and administering grants of equity compensation awards under the 2007 Equity Incentive Plan.

*	The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle were all “independent directors,” “outside directors” and “non-employee directors” under applicable Nasdaq and SEC rules.
     The Compensation Committee has full authority delegated to it by the Board of Directors to determine compensation for the Company’s executive officers and directors. Under applicable corporate laws and regulations, the Compensation Committee may delegate its duties, but did not do so during fiscal year 2010 and does not intend to do so in the future. The Compensation Committee determines compensation for the Company’s executive officers based on recommendations from the Company’s Chief Executive Officer and Chief Financial Officer. The Chief Executive Officer is not present during voting or deliberation on his own compensation. The Compensation Committee has not historically used compensation consultants in connection with performance of its duties. The Compensation Committee does not have a written charter.
     If the nominees identified as current directors are elected to serve as directors for fiscal 2011, the 2011 Compensation Committee will consist of: Lee N. Mortenson, Gerald A. Kien and Scott G. Capdevielle.
Nominating Committee: 1 meeting in Fiscal 2010

Current Members:	Lee N. Mortenson*
Gerald A. Kien*
Scott G. Capdevielle*

Responsibilities:	• Assists the full Board.

• Identifying individuals qualified to become members of the Board of Directors.

• Approving and recommending to the full Board director candidates.

*	The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle were all “independent directors” under applicable Nasdaq rules Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle are current directors and members of the Nominating Committee.

     The Nominating Committee operates under a written charter adopted by the Board of Directors. A copy of the Nominating Committee Charter is available under Corporate Governance on the Investor Relations page of the Company’s website at www.rmcf.com.
     If the nominees identified as current directors are elected to serve as directors for fiscal 2011, the 2011 Nominating Committee will consist of: Lee N. Mortenson, Gerald A. Kien and Scott G. Capdevielle.
Shareholder Communications with the Board of Directors
     The Board of Directors has adopted a Policy on Shareholder Communications with the Board of Directors in order to facilitate shareholder communications with the Board of Directors. Under the Policy, shareholders are encouraged to contact the Board of Directors or any individual director or group of directors in writing by sending communications to Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303; Attn: Corporate Secretary, Shareholder Communication. A copy of the Policy on Shareholder Communications with the Board of Directors is posted on the Company’s website at www.rmcf.com.
Involvement in Certain Legal Proceedings
     On March 29, 1994, a class action was filed in the Circuit Court for the 21st Judicial District, Centerville, Hickman County, Tennessee against National Development Company, Inc. and Sunstates Corporation for breach of contract by a class of purchasers of real property in a recreational development developed and marketed by National Development Company, Inc. The plaintiffs brought the class action to recover for the diminution in value of their properties caused by the failure of National Development Corporation to complete the primary lake in the development. On January 19, 1999, Mr. Engle was added as a defendant to the class action, alleging that Mr. Engle operated the two defendant corporations as his alter ego. On January 24, 2000, the court found defendant National Development Company, Inc. liable for over $2.5 million to the plaintiffs for the diminution in value of their real property based on a failure to build an adjacent lake as promised. On August 30, 2005, a judgment was entered against Mr. Engle, personally, for the amount of the original judgment plus statutory interest.
     In a related case filed on October 29, 2007, in the Circuit Court for the Second Circuit, State of Hawaii, plaintiffs pursued a class action against Mr. Engle and others, to set aside fraudulent transfers, for declaratory and injunctive relief and for damages. In that complaint, the plaintiffs claimed they were unable to collect on the Tennessee judgment and alleged that Mr. Engle engaged in a scheme to aggressively and fraudulently transfer assets and earnings to his wife to hinder, delay and defraud his creditors. Following a trial, a jury verdict was entered against Mr. Engle on March 3, 2010, whereby he was found to have fraudulently transferred shares of stock valued at $10,768,450, and the jury awarded punitive damages to the plaintiffs of $43,073,800. Post-trial motions are continuing in this case as of the date of this Proxy Statement.
AUDIT COMMITTEE REPORT
     Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be, or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and on the representations of the independent registered public accounting firm included in the report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”
     In this context, the Audit Committee has met and held discussions separately with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s audited financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee

has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board (the “PCOAB”) in Rule 3200T.
     The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosure required by the PCAOB regarding the independent accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm that firm’s independence and considered whether the non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.
     Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, and the Audit Committee’s review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended February 28, 2010 filed with the Securities and Exchange Commission.
     Submitted by the Audit Committee of the Company’s Board of Directors,
Lee N. Mortenson
Gerald A. Kien
Scott G. Capdevielle
NOMINATING COMMITTEE REPORT
     The Nominating Committee consists of three non-employee directors, Lee N. Mortenson, Gerald A. Kien and Scott G. Capdevielle, each of whom has been determined to be “independent” as that term is defined in Nasdaq Listing Rule 5605(a)(2). The Nominating Committee operates under a written charter adopted by the Board of Directors.
     The purposes of the Nominating Committee are: (i) to assist the Board of Directors in identifying individuals qualified to become members of the Board of Directors; and (ii) to approve and recommend to the Board of Directors qualified director candidates.
     The Nominating Committee will consider director candidates recommended by shareholders when such recommendation is made in writing and (i) delivered pursuant to the Company’s Policy on Shareholder Communications with the Board of Directors; (ii) received by a date no later than the 120th calendar day before the anniversary of the date the Company’s proxy statement was made available to shareholders in connection with the previous year’s annual meeting; and (iii) signed by one or more shareholders that beneficially owned 5% or more of the Company’s voting Common Stock for at least one year as of the date the recommendation is made.
     In determining whether an individual is qualified to serve on the Company’s Board of Directors, whether recommended by the by the Nominating Committee or by the shareholders, the Nominating Committee considers relevant factors, including, but not limited to, an individual’s independence, knowledge, skill, training, experience and willingness to serve on the Board of Directors.
     The Company does not have a formal policy with respect to the consideration of diversity in identifying director candidates however, in reviewing director nominee candidates, the Company does consider diversity, including diversity of experience, gender, race and ethnicity. When the Nominating Committee presented its most recent annual review of the composition of the Board of Directors and nominee identification and evaluation procedures, the Board of Directors confirmed that various factors, including diversity, were considered in the Nominating Committee’s assessment.
     Each nominee for director identified above is a director standing for re-election.
     Submitted by the Nominating Committee of the Company’s Board of Directors,
Lee N. Mortenson
Gerald A. Kien
Scott G. Capdevielle

EXECUTIVE COMPENSATION
Summary Compensation Table for Fiscal Year 2010
     The following table sets forth certain information with respect to annual compensation for the years indicated for the Company’s Chief Executive Officer, Chief Financial Officer and each of the three other most highly compensated executive officers of the Company who met the minimum compensation threshold of $100,000 for inclusion in the table during the fiscal year ended February 28, 2010.

				Stock	All Other
Name and		Salary	Bonus	Awards	Compensation		Total
Principal Position	Fiscal Year	($)	($)	($) (2)	($)		($)
Franklin E. Crail,	2010	$264,000	-0-	-0-	$18,231	(1)	$282,231
Chairman of the	2009	$264,000	-0-	-0-	$16,346		$280,346
Board, Chief	2008	$264,000	-0-	-0-	$14,471		$278,471
Executive Officer and President

Bryan J. Merryman,	2010	$230,000	-0-	$47,647	-0-		$277,647
Chief Operating	2009	$230,000	-0-	$29,587	-0-		$259,587
Officer, Chief	2008	$230,000	-0-	-0-	-0-		$230,000
Financial Officer and Director

Edward L. Dudley,	2010	$173,000	$17,300	$35,780	-0-		$226,080
Sr. Vice President — Sales and	2009	$173,000	-0-	$22,218	-0-		$195,218
Marketing	2008	$173,000	-0-	-0-	-0-		$173,000

Gregory L. Pope	2010	$169,000	$16,900	$34,881	-0-		$220,781
Sr. Vice President — Franchise	2009	$169,000	-0-	$21,660	-0-		$190,660
Support and Development	2008	$169,000	-0-	-0-	-0-		$169,000

Jay B. Haws	2010	$158,000	-0-	$32,724	-0-		$190,724
Vice President — Creative Services	2009	$158,000	-0-	$20,320	-0-		$178,320
	2008	$158,000	-0-	-0-	-0-		$158,000

(1)	Consists of $18,231 for life insurance premiums paid by the Company.

(2)	Represents the grant date fair value for restricted stock unit awards granted during fiscal 2009 computed in accordance with the requirements of FASB ASC Topic 718, excluding any expected forfeiture rate. A summary of the assumptions we applied in calculating these amounts is set forth in the Notes to Financial Statements included in our Annual Report on Form 10-K for the fiscal years.

Grants of Plan-Based Awards Table for Fiscal Year 2010
The following table provides information regarding grants of plan-based awards for each of the Company’s named executive officers for the fiscal year ended February 28, 2010.

		All Other Stock	Grant Date Fair
		Awards: Number of	Value of Stock and
		Shares of Stock or	Option Awards
Name	Type of Award (1)	Units (#)	($) (2)
Franklin E. Crail		—	$—
	RSU	10,500	$99,435

Bryan J. Merryman		—	$—
	RSU	12,000	$113,640

Edward L. Dudley		—	$—
	RSU	3,500	$33,145

Gregory L. Pope		—	$—
	RSU	3,400	$32,198

Jay B. Haws		—	$—
	RSU	6,300	$59,661

(1)	Restricted Stock Unit grant made on May 5, 2010 under the 2007 Equity Incentive Plan.

(2)	Represents the grant date fair value for restricted stock unit awards granted during fiscal 2010 computed in accordance with the requirements of FASB ASC Topic 718, excluding any expected forfeiture rate. A summary of the assumptions we applied in calculating these amounts is set forth in the Notes to Financial Statements included in our Annual Report on Form 10-K for the fiscal years.
The following narrative discusses material information necessary to understand the information in the tables above.
Bonus and Stock Awards. The Compensation Committee, upon recommendation from our Chief Executive Officer, approved discretionary bonus payments for our named executive officers to reward them for their hard work to preserve the progress that the Company had made towards its financial and strategic goals and to prepare the Company for continued growth. These bonuses for fiscal 2010 performance were paid as a combination of cash and restricted stock units, with the specific allocation between cash and restricted stock units negotiated with each named executive officer. The amounts reflected in the “Stock Awards” and “Bonus” columns of the Summary Compensation Table and in the “Grants of Plan-Based Awards Table” reflect these bonus payments.
Benefits. Our named executive officers generally receive health and welfare benefits under the same programs and subject to the same terms and conditions as our other salaried employees. Other elements of compensation for the Company’s named executive officers are participation in company-wide life insurance, long-term disability insurance, medical benefits and the ability to defer compensation pursuant to a 401(k) plan. The named executive officers also receive matching contributions by the Company under the Company’s 401(k) plan at a rate of 25% to 50% of 6% of base salary, which is the same benefit available to all salaried employees.
Outstanding Equity Awards at 2010 Fiscal Year-End Table
The following table provides information regarding the number and estimated value of outstanding stock options and unvested stock awards held by each of the Company’s named executive officers at 2010 fiscal year-end.

		Option Awards
			Number of
		Number of	Securities				Stock Awards
		Securities	Underlying				Number of	Market Value of
		Underlying	Unexercised Options				Shares or Units of	Shares or Units of
		Unexercised Options	(#)	Option Exercise	Option Expiration		Stock That Have Not	Stock That Have Not
Name	Grant Date	(#) Exercisable	Unexercisable	Price ($)	Date		Vested (#)	Vested ($)
Franklin E. Crail Chairman of the Board, Chief Executive Officer and President		—	—	—	—		—	—

Bryan J. Merryman Chief Operating Officer, Chief Financial Officer and Director 2004 Plan	6/18/2004	35,280	—	$7.41	6/18/2014		—	—
2004 Plan	2/21/2006	2,415	—	$15.09	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$16.46	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$17.83	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$19.20	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$20.57	2/21/2016		—	—
2007 Plan	7/18/2008	—	—	—	—	(1)	21,200	$181,048

Edward L. Dudley Sr. Vice President - Sales and Marketing 1995 Plan	3/1/2001	6,468	—	$1.53	3/1/2011		—	—
1995 Plan	3/1/2002	12,127	—	$3.75	3/1/2012		—	—
2004 Plan	6/18/2004	22,050	—	$7.41	6/18/2014		—	—
2004 Plan	2/21/2006	2,415	—	$15.09	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$16.46	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$17.83	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$19.20	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$20.57	2/21/2016		—	—
2007 Plan	7/18/2008	—	—	—	—	(2)	15,920	$135,957

Gregory L. Pope Sr. Vice President - Franchise Development 1995 Plan	6/18/2001	6,379	—	$3.02	6/18/2011		—	—
1995 Plan	5/23/2003	18,191	—	$3.30	5/23/2013		—	—
1995 Plan	3/1/2002	24,255	—	$3.75	3/1/2012		—	—
2004 Plan	6/18/2004	44,100	—	$7.41	6/18/2014		—	—
2004 Plan	2/21/2006	2,415	—	$15.09	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$16.46	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$17.83	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$19.20	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$20.57	2/21/2016		—	—
2007 Plan	7/18/2008	—	—	—	—	(3)	15,520	$132,541

		Option Awards
			Number of
		Number of	Securities				Stock Awards
		Securities	Underlying				Number of	Market Value of
		Underlying	Unexercised Options				Shares or Units of	Shares or Units of
		Unexercised Options	(#)	Option Exercise	Option Expiration		Stock That Have Not	Stock That Have Not
Name	Grant Date	(#) Exercisable	Unexercisable	Price ($)	Date		Vested (#)	Vested ($)
Jay B. Haws Vice President - Creative Services 2004 Plan	6/18/2004	22,050	—	$7.41	6/18/2014		—	—
2004 Plan	2/21/2006	2,415	—	$15.09	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$16.46	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$17.83	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$19.20	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$20.57	2/21/2016		—	—
2007 Plan	7/18/2008	—	—	—	—	(4)	14,560	$124,342

(1)	On July 18, 2008 the Company granted Mr. Merryman 26,500 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(2)	On July 18, 2008 the Company granted Mr. Dudley 19,900 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(3)	On July 18, 2008 the Company granted Mr. Pope 19,400 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(4)	On July 18, 2008 the Company granted Mr. Haws 18,200 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.
2010 Fiscal Year Option Exercises and Stock Vested Table
The following table provides information regarding restricted stock unit awards vesting for each of our named executive officers during fiscal 2010. The value realized is based on the closing fair market value of the underlying stock on the vesting date.

	Stock Awards
	Number of Shares
	Acquired on Vesting	Value Realized Upon
Name of Executive Officer	(#)	Vesting ($)
Franklin E. Crail Chairman of the Board, Chief Executive Officer and President	—	$—

Bryan J. Merryman Chief Operating Officer, Chief Financial Officer and Director	5,300	$42,930

Edward L. Dudley Sr. Vice President—Sales and Marketing	3,980	$32,238

Gregory L. Pope Senior Vice President—Franchise Development	3,880	$31,428

Jay B. Haws Vice President—Creative Services	3,640	$29,484

Potential Payments on Termination or Change in Control
     We have arrangements with each of our named executive officers providing for post-employment payments under certain conditions, as described below.
     Employment Agreements. The Company has entered into employment agreements with certain executives of the Company which contain, among other things, “change in control” severance provisions. Specifically, the Company has entered into employment agreements with Franklin E. Crail, Edward L. Dudley, Jay B. Haws and Bryan J. Merryman. The employment agreements generally provide that, if the Company terminates the executive’s employment under circumstances constituting a “triggering termination,” the executive will be entitled to receive, among other benefits, 2.99 times the sum of (i) the executive’s annual salary and (ii) the lesser of (a) two times the bonus that would be payable to the executive for the bonus period in which the change in control occurred and (b) 25% of the executive’s annual salary. The executive will also receive an additional payment of $16,200, which represents the estimated cost to the executive of obtaining accident, health, dental, disability and life insurance coverage for the 18-month period following the expiration of COBRA coverage.
     A “change in control,” as used in these employment agreements, generally means a change in the control of the Company following (1) a person acquiring direct or indirect beneficial ownership of 20% or more of the Company’s then outstanding voting securities, without the prior approval of two-thirds of the Board of Directors, (2) a merger or other consolidation transaction in which the Company’s Board of Directors prior to the transaction constitutes less than a majority of the Company’s Board of Directors after the transaction or (3) the members of the Company’s Board of Directors during any consecutive two-year period ceasing to be the majority of the Board of Directors at the conclusion of that period. A “triggering termination” generally occurs when an executive is terminated during a specified period preceding a change in control of the Company, or if the executive or the Company terminates the executive’s employment under circumstances constituting a triggering termination during a specified period after a change in control. A triggering termination also includes a voluntary termination by the executive within five business days before an anticipated change in control with the concurrence of two concurring persons (either the Chairman of the Board of Directors or a member of the Company’s Compensation Committee) that the change in control is likely to occur during such five-business day period. In such event, the executive must agree to continue to work on an at-will basis, without compensation, until the change in control occurs. If the change in control does not occur within ten business days, the executive must refund the severance payment to the Company.
     2007 Equity Compensation Plan. The 2007 Equity Incentive Plan provides that in the event of a company transaction in which all of the named executive officer’s unvested restricted stock units are not converted, assumed or replaced by the successor company, such restricted stock units will immediately vest and become payable immediately prior to the company transaction. In addition, in the event of a change in control, all of the named executive officer’s unvested restricted stock units will immediately vest and become payable.
     Assuming the applicable triggering event took place on February 28, 2010, the named executive officers would have been eligible for payments set forth in the following table. These payments are estimates. If a specific triggering event had actually occurred, the named executive officer would only receive the payments that applied to that specific triggering event. These payments would come from us if the triggering event occurred before a change in control and from the successor company if after a change in control.

	Change in
	Control	Payment for
	Severance	Insurance	RSU
	Payment	Coverage	Acceleration
Name of Executive Officer	($)(1)	($)	(2)
Franklin E. Crail, Chairman of the Board, Chief Executive Officer and President	$986,700	$16,200	—

Bryan J. Merryman, Chief Operating Officer, Chief Financial Officer and Director	$859,625	$16,200	$181,048

Edward L. Dudley, Sr. Vice President – Sales and Marketing	$646,588	$16,200	$135,957

Gregory L. Pope Senior Vice President–Franchise Development	—	—	$132,541

Jay B. Haws Vice President – Creative Services	$590,525	$16,200	$124,342

(1)	These amounts are based on 2.99 times 125% of each executive’s salary in place during fiscal year 2010.

(2)	Assumes that the intrinsic value per share is $8.54 per share, the closing price of the common stock on February 26, 2010, the last business day of our fiscal year.
DIRECTOR COMPENSATION
     Directors of the Company do not receive any compensation for serving on the Board. Compensation committee members are paid quarterly, $750 each for committee members and $1,500 for the committee chairman. Audit committee members are paid quarterly, $500 each for committee members and $1,500 for the committee chairman. Additionally, audit committee members receive $250 for each meeting held by phone and $500 for each meeting held in person. Also, an audit committee member attending all of the audit meetings for any fiscal year will receive a $1,000 bonus for that year. Directors who are not also officers or employees of the Company are entitled to receive stock awards under the 2007 Plan.
     Formerly, the 2000 Director’s Plan provided for automatic grants of nonqualified stock options to directors of the Company who are not also employees or officers of the Company. The 2000 Director’s Plan provided that, during the term of the 2000 Director’s Plan, options were granted automatically to new nonemployee directors upon their election. Each such option permitted the nonemployee director to purchase 32,340 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant of the option. Each year following adoption of the 2000 Director’s Plan, on a date established by the Compensation Committee, during the term of the 2000 Director’s Plan, options to purchase 3,234 shares of Common Stock were granted automatically to each nonemployee director, if any, who is serving the Company as a director on such date. On August 17, 2007 shareholders approved the Company’s 2007 Equity Incentive Plan which replaced all outstanding equity plans, including the 2000 Director’s Plan. The 2007 Plan does not provide for automatic grants of nonqualified stock options to directors of the Company who are not also employees or officers of the Company. Each year following adoption of the 2007 Plan the Compensation Committee, in its administration of the Plan, will make a determination if any awards to nonemployee directors, including awards to nonemployee directors upon their election, are to be made. On March 22, 2010 the compensation committee approved the issuance of 1,000 shares of unrestricted stock to each nonemployee director.

Director Summary Compensation Table for Fiscal Year 2010
     The following table sets forth information regarding compensation of the Company’s nonemployee directors for fiscal year 2010, which consisted of cash compensation and stock option awards, including amounts associated with serving and/or chairing Board committees. Each of these components is described in more detail above.

	Fees Earned or	Stock
	Paid in Cash	Awards (1)(2)	Total
Name	($)	($)	($)
Lee N. Mortenson	$14,250	$4,360	$18,610
Gerald A. Kien	$6,000	$4,360	$10,360
Scott G. Capdevielle	$5,750	$8,120	$13,870
Clyde Wm. Engle	$1,250	$4,360	$5,610

(1)	On March 6, 2009 each director was granted 1,000 shares. Mr. Capdevielle was appointed to the Board of Directors subsequent to the award and he was granted 1,000 shares on December 10, 2009. As of February 28, 2010, the total number of outstanding options held by each director was as follows: Mr. Mortenson, 9,702 shares; Mr. Kien, 9,702 shares; Mr. Engle, 9,702 shares and Mr. Capdevielle 0 shares.

(2)	Represents the grant date fair value for stock awards granted during fiscal 2010 computed in accordance with the requirements of FASB ASC Topic 718, excluding any expected forfeiture rate. A summary of the assumptions we applied in calculating these amounts is set forth in the Notes to Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended February 28, 2010.
Compensation Committee Interlocks and Insider Participation
     During fiscal year 2010 the Compensation Committee of the Company’s Board of Directors consisted of Lee N. Mortenson, Gerald A. Kien and Scott G. Capdevielle. None of the foregoing persons is or has been an officer of the Company.
CERTAIN TRANSACTIONS
For information on director independence, see disclosure under “Election of Directors.”
Policies and Procedures for Approving Transactions with Related Persons
     The independent members of the Board of Directors have the responsibility to review and approve related person transactions, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance; however, the Board of Directors has not adopted a written policy or procedures governing its approval of transactions with related persons.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     The Company has no knowledge that any person who was a director, named executive officer or 10% or more shareholder (a “Reporting Person”) at any time during fiscal 2010 failed to file, or was late in filing, any Form 3, 4 or 5. In making these disclosures, the Company has relied solely on written representations of its Reporting Persons, including certain written representations from Reporting Persons, that Forms 5 were not required, and on the reports filed by such Reporting Persons with the Securities and Exchange Commission.
PROPOSAL 2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Ehrhardt Keefe Steiner & Hottman (EKS&H) has been appointed as independent registered public accounting firm for the Company for the fiscal year ending February 28, 2011. EKS&H was the independent registered public accounting firm for the Company for the year ended February 28, 2010. Although the Company is not required to seek shareholder approval of this appointment, the Board of Directors believes it to be sound corporate governance to do so. If the appointment is not ratified, the Audit Committee will investigate the reasons for shareholder rejection and will reconsider the appointment. It is expected that representatives of EKS&H will be present at the Annual Meeting to make any statement they desire and to respond to appropriate questions.

Recommendation of the Board of Directors
     The Board of Directors unanimously recommends that the shareholders vote FOR the ratification of the Audit Committee’s appointment of EKS&H as the Company’s independent registered public accounting firm.
PRINCIPAL ACCOUNTANT AUDIT FEES AND SERVICES
     For the fiscal years ended February 28, 2009 and February 28, 2010, EKS&H, our independent registered public accounting firm, billed the approximate fees as follows:

	2010	2009
Audit fees	$97,131	$152,572
Audit-related fees(1)	$15,915	$20,096
Tax fees(2)	$29,842	$29,825
All other fees(3)	$0	$0

(1)	Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, audits of the Company’s benefit plans, and additional compliance procedures related to performance of the review or audit of the Company’s financial statements, and accounting consultations about the application of GAAP to proposed transactions. These services support the evaluation of the effectiveness of internal controls.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning services.

(3)	No fees of this category were incurred.
     The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services to be provided by the independent auditor. Such policy requires that all audit and permissible non-audit services to be provided by the independent auditor must be submitted to the Audit Committee for approval at a meeting of the Audit Committee or by unanimous written consent of the Audit Committee in lieu of a meeting. The Audit Committee has determined that the provision of the services listed above is compatible with maintaining the principal accountant’s independence, and has approved the same.
DEADLINES FOR SUBMITTING SHAREHOLDER PROPOSALS
     Any shareholder of the Company wishing to have a proposal considered for inclusion in the Company’s 2011 proxy solicitation materials must submit the proposal to the Company at the address below on or before February 18, 2011. Any shareholder of the Company wishing to have a proposal brought before the meeting, but not considered for inclusion in the company’s 2010 proxy solicitation materials as described above, must submit the proposal to the Company at the address below on or before May 3, 2010, and the proxy holders will have discretionary authority granted by the proxies to vote on these proposals. All shareholder proposals must comply with the procedures outlined in the Company’s Bylaws and in SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals must be submitted in writing to the Secretary of the Company at the principal executive offices of the Company at 265 Turner Drive, Durango, Colorado 81303. A copy of the Company’s Bylaws is available under Corporate Governance on the Investor Relations page of the Company’s website at www.rmcf.com.
ANNUAL REPORT TO SHAREHOLDERS
     A copy of the Company’s 2010 Annual Report to Shareholders, which consists of the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2010, is being made available to shareholders along with this Proxy Statement at www.investorvote.com/rmcf. Shareholders may request to receive an additional copy of the Company’s Annual Report at no charge by writing to the Secretary of the Company at the principal executive offices of the Company at 265 Turner Drive, Durango, Colorado 81303.

HOUSEHOLDING
     Each shareholder of record will receive a separate set of proxy materials. If you share an address with another shareholder and have received multiple copies of our proxy materials, you may request delivery of a single copy of these materials in writing to the Secretary of the Company at the principal executive offices of the Company at 265 Turner Drive, Durango, Colorado 81303. If you share an address with another shareholder and have previously requested to receive a single copy of our proxy materials, you may receive only one set of proxy materials. If you wish to receive a separate set of proxy materials now or in the future, you may write to us at the above address to request a separate copy of these materials.
OTHER MATTERS AT THE MEETING
     As of the date of this Proxy Statement, management knows of no matters not described herein to be brought before the shareholders at the Annual Meeting. Should any other matters properly come before the meeting, it is intended that the persons named in the accompanying Proxy will vote thereon according to their best judgment in the interest of the Company.
ADDITIONAL INFORMATION
We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Fiscal 2009 Form 10-K as filed with the SEC, including the financial statements and schedules thereto. In addition, such report is available, free of charge, through the investor relations section of our internet website at www.rmcf.com under the links “Investor Relations, Regulatory Filings”.
SHAREHOLDERS ARE URGED TO PROMPTLY VOTE THEIR SHARES AS DIRECTED IN THE PROXY CARD OR NOTICE OF INTERNET AVAILABILITY.

By Order of the Board of Directors
/S/ Bryan J. Merryman
Bryan J. Merryman
Chief Operating Officer/Chief Financial Officer

June 28, 2010

Proxy — Rocky Mountain Chocolate Factory, Inc.
Meeting Details
265 Turner Drive
Durango, Colorado 81303
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints FRANKLIN E. CRAIL and VIRGINIA M. PEREZ, and each of them, as the undersigned’s attorneys and proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as directed below, all the shares of Common Stock of ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. (the “Company”) held of record by the undersigned on July 1, 2010, at the annual meeting of shareholders to be held on August 18, 2010 or any adjournment thereof.
Please mark boxes in black ink.
This proxy when properly executed will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR MANAGEMENT’S NOMINEES FOR ELECTION AS DIRECTORS, FOR THE PROPOSAL TO RATIFY THE SELECTION BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS, OF EHRHARDT KEEFE STEINER & HOTTMAN PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2011 AND AS THE PROXY HOLDER MAY DETERMINE IN HIS OR HER DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.
(Continued and to be voted on reverse side.)

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Rocky Mountain Chocolate Factory, Inc.

[ ]	Mark this box with an X if you have made changes to your name or address details below.
Use a black pen. Print in
CAPITAL letters inside the grey A B C   1 2 3   X
areas as shown in this example.
Annual Meeting Proxy Card
1. Election of Directors
FOR all nominees listed below (except as marked to the contrary below)
WITHHOLD AUTHORITY to vote for all nominees listed below
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through the nominee’s name or write a zero (“0”) in the space following his name below. To exercise cumulative voting by casting two or more votes per share for any individual nominee(s), write the number of votes cast for the nominee in the space following his name. Each share of common stock is entitled to six votes, in the aggregate.)

	For	Withhold	Number of Votes

01 — Franklin E. Crail	[ ]	[ ]

02 — Lee N. Mortenson	[ ]	[ ]

03 — Bryan J. Merryman	[ ]	[ ]

04 — Gerald A. Kien	[ ]	[ ]

05 — Clyde Wm. Engle	[ ]	[ ]

06 – Scott G. Capdevielle	[ ]	[ ]

2.	To ratify the selection by the Audit Committee of the Board of Directors, of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2011.

For	Against	Abstain

[ ]	[ ]	[ ]
3. Issues
Each of the above-named attorneys and proxies (or his or her substitute) is authorized to vote in his or her discretion upon such other business as may properly come before the meeting or any adjournment thereof.
4. Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1		Signature 2	Date (dd/mm/yyyy)
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